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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
Chicago Mercantile Exchange Holdings Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	(3)	Filing Party:
	(4)	Date Filed:

30 South Wacker Drive
Chicago, Illinois 60606

March 12, 2002

Dear Shareholder:

        You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 4:00 p.m., Central time, on April 17, 2002, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois.

        This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 12, 2002.

        Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. We look forward to seeing you at the meeting.

Sincerely,

Scott Gordon Chairman of the Board	James J. McNulty President and Chief Executive Officer

30 South Wacker Drive
Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 17, 2002

        The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 4:00 p.m., Central time, on April 17, 2002, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois, for the following purposes:

  1.
  to elect seven Equity Directors (elected by Class A and Class B shareholders voting together as a single class);

  2.
  to elect two Class B-1 Directors and one Class B-2 Director;

  3.
  to elect five members of the Class B-1 Nominating Committee, five members of the Class B-2 Nominating Committee and five members of the Class B-3 Nominating Committee;

  4.
  to vote on a proposed charter amendment that would increase the maximum number of persons who may serve as directors from 19 to 20 by adding one additional Equity Director;

  5.
  to vote on the ratification of the appointment of Arthur Andersen LLP as our independent public accountants for the 2002 fiscal year; and

  6.
  to transact any other business that properly comes before the meeting.

        You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on February 20, 2002. An alphabetical list of those shareholders, their addresses and the number of shares owned by each will be on display for all purposes germane to the meeting at our Shareholder Relations and Member Services Department during normal business hours from April 5, 2002 to April 16, 2002. This list will also be on display at the meeting.

        We hope that you will be present at the meeting. If you cannot attend, we urge you to vote your shares by dating, signing and mailing the enclosed proxy card in the envelope provided. The envelope requires no postage if it is mailed in the United States. You also may cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card.

By Order of the Board of Directors,

Ann M. Cresce Corporate Secretary

March 12, 2002
Chicago, Illinois

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

30 South Wacker Drive
Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

        The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Wednesday, April 17, 2002, at 4:00 p.m., Central time, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as "CME Holdings" and to Chicago Mercantile Exchange Inc. as "CME." In November 2001, the shareholders of CME approved the merger of CME with a subsidiary of CME Holdings. As a result of the merger, which was completed in December 2001, CME became a wholly owned subsidiary of CME Holdings, and the shareholders of CME became shareholders of CME Holdings. In this proxy statement, the terms "we," "us" and "our" refer to CME Holdings and CME.

        All holders of record of our Class A and Class B common stock on February 20, 2002, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

What proposals are we being asked to vote on?

        Holders of all classes of Class A and Class B common stock of CME Holdings are being asked to vote on the following:

  •
  the election of seven Equity Directors (elected by Class A and Class B shareholders voting together as a single class) to the Board of Directors;

  •
  a proposal to amend our Amended and Restated Certificate of Incorporation to increase the maximum number of persons who may serve as directors from 19 to 20 by adding one additional Equity Director (in this proxy statement, we refer to this proposal as the "Charter Amendment"); and

  •
  the ratification of our selection of Arthur Andersen LLP to serve as our independent public accountants for the 2002 fiscal year.

        Holders of Class B-1 shares are also being asked to vote on the election of two Class B-1 directors from a slate of five candidates for those positions. Holders of Class B-2 shares are also being asked to vote on the election of one Class B-2 director from a slate of two candidates for that position.

        In addition, holders of Class B-1, B-2 and B-3 shares will vote on the election of five members of the Nominating Committee for their respective class, each from a slate of 10 candidates.

Who is entitled to vote?

        You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on February 20, 2002, the record date for the Annual Meeting. The table below shows how many shares of each class of our common stock were outstanding on that date and the number of votes to which each share is entitled on the proposals on which shareholders will vote at the Annual Meeting:

	Number of Votes Per Share Allowed on Proposal
Class of Common Stock	Number of Outstanding Shares	Election of Equity Directors	Election of Class B Director	Election of Class B Nominating Committee	Charter Amendment	Ratification of Independent Public Accountants
Class A	0	1	N/A	N/A	1	1
Class A-1	7,222,776	1	N/A	N/A	1	1
Class A-2	7,222,776	1	N/A	N/A	1	1
Class A-3	7,222,574	1	N/A	N/A	1	1
Class A-4	7,219,436	1	N/A	N/A	1	1
Class B-1	625	1	1	1	1	1
Class B-2	813	1	1	1	1	1
Class B-3	1,287	1	N/A	1	1	1
Class B-4	413	1	N/A	N/A	1	1

Why is this proxy statement being sent to me?

        We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On March 12, 2002, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on February 20, 2002.

How do I vote?

        You may vote in person at the Annual Meeting or by proxy. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope, or promptly cast your vote by telephone or over the Internet. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

        If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Directors and, if applicable, Class B directors or Nominating Committee members, and whether your shares should be voted for or against the other proposals.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and mailing the enclosed proxy card in the accompanying envelope. You also can cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

What if I return my proxy card but do not provide voting instructions?

        If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

  •
  "FOR" the election of the seven nominees for Equity Directors;

  •
  "FOR" the Charter Amendment;

  •
  "FOR" ratification of the appointment of Arthur Andersen LLP as our independent public accountants for the 2002 fiscal year;

  •
  "ABSTAIN" from voting for Class B directors, if applicable; and

  •
  "ABSTAIN" from voting for Class B Nominating Committee members, if applicable.

        If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

        Yes, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

  •
  You may sign and deliver another proxy with a later date;

  •
  You may vote by telephone or over the Internet at a later date;

  •
  You may send a written revocation to our Corporate Secretary, Ann M. Cresce, before the Annual Meeting; or

  •
  You may attend the meeting and vote in person.

        Your most current vote is the one that is counted. Simply attending the meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy.

Is my vote confidential?

        All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Mellon Investor Services LLC, our transfer agent, will act as the inspectors of election and will count the votes.

        Comments written on proxy cards or ballots may be provided to our Corporate Secretary, Ann M. Cresce, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

        Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy card. You also may vote by telephone or over the Internet before 4:00 p.m., Eastern time, on April 16, 2002. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on the particular proposal as of February 20, 2002 must be present. This is referred to as a quorum. A quorum will exist for each of the proposals to be voted on at the Annual Meeting if the following holders are present, either in person or by proxy:

Proposal	Quorum: Presence in Person or by Proxy Required
Election of Equity Directors	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares
Election of each Class B director	Holders of at least one-third of the total number of votes entitled to be cast by the applicable class of Class B shares
Election of Class B Nominating Committee members	Holders of at least one-third of the total number of votes entitled to be cast by the applicable class of Class B shares
Charter Amendment	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares
Ratification of Arthur Andersen LLP as independent public accountants	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares

        Proxies marked "withhold" or "abstain" are counted as present for establishing a quorum. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

        Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve the proposal:

Proposal	Vote Required to Approve
Election of Equity Directors	Seven nominees receiving the highest number of "FOR" votes from all classes of Class A and Class B common stock, voting together as a single class, will be elected
Election of each Class B director	Two Class B-1 nominees and one Class B-2 nominee receiving the highest number of "FOR" votes in his or her class will be elected as a Class B director for that class
Election of Class B Nominating Committee members	Five nominees receiving the highest number of "FOR" votes in their class will be elected to the Class B Nominating Committee for that class
Charter Amendment	Must receive a "FOR" vote from holders of a majority of the outstanding shares of all classes of Class A and Class B common stock, voting together as a single class
Ratification of Arthur Andersen LLP as our independent public accountants	Must receive a "FOR" vote from holders of a majority of the votes present at the meeting

        Proxies marked "withhold" or "abstain" will have the same effect as a vote against the election of the nominee or a vote against any other matter.

PROPOSAL 1
ELECTION OF DIRECTORS

        The size of our Board, and the manner in which our directors are elected, changed as the result of our demutualization, which occurred on November 13, 2000, and our reorganization into a holding company structure, which occurred on December 3, 2001. The number of positions on our Board will be reduced in conjunction with the Annual Meeting from 29 directors to 19. If the Charter Amendment is approved by our shareholders at the Annual Meeting, that number will be increased to 20 immediately following the Annual Meeting, as described in this proxy statement under the caption "PROPOSAL 3—APPROVAL OF CHARTER AMENDMENT." Directors are elected to serve two-year terms.

        Ten directors will be elected at the Annual Meeting, consisting of seven who will be elected by all shareholders voting together as a single class (in this proxy statement we refer to these directors as "Equity Directors"), two who will be elected by the holders of Class B-1 shares and one who will be elected by the holders of Class B-2 shares. Each of the nominees presented in this proxy statement is currently a director. If re-elected, each director's term will last until the 2004 Annual Meeting or until he or she is succeeded by another qualified director who has been elected. The ages of nominees set forth below are as of February 20, 2002.

Nominees for Equity Directors
(Class A and Class B Shares Voting Together)

Can Vote "For" or "Withhold" for Each Candidate
Name and Age	For a Term Expiring	Background
Timothy R. Brennan, 60	April 2004	Director of CME Holdings since its formation in August 2001, director of CME since 1990 and a member of CME for more than 26 years. Floor broker and trader since 1974 and Executive Vice President of RB&H Financial Services, L.P., one of our clearing member firms, for more than six years.
Martin J. Gepsman, 49	April 2004
Director of CME Holdings and Secretary of the Board since its formation in August 2001, Secretary of CME's Board since 1998, a director of CME since 1994 and a member of CME for more than 17 years. Independent floor broker and trader since 1985.
Scott Gordon, 49	April 2004
Chairman of CME Holdings' Board since its formation in August 2001, Chairman of CME's Board since 1998, a director of CME since 1982 and a member of CME for more than 24 years. Served as Vice Chairman of CME from 1995 to 1997 and Secretary from 1984 to 1985 and 1988 to 1994. President, Chief Operating Officer and director since 1999 of Tokyo-Mitsubishi Futures (USA), Inc., a clearing member firm wholly owned by the Bank of Tokyo-Mitsubishi, Ltd.; previously served as that firm's Executive Vice President and director. Member of the Commodity Futures Trading Commission's Global Markets Advisory Committee and the Advisory Committee to the Illinois Institute of Technology Center for the Study of Law and Financial Markets. Director of the National Futures Association and of the Futures Industry Institute.

Leo Melamed, 69	April 2004
Chairman Emeritus, Senior Policy Advisor and non-voting member of CME Holdings' Board since its formation in August 2001. Previously an elected and appointed CME Board member for 26 years. Chairman of CME from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with CME in 1976. Special Counsel to the Board from 1977 until 1991 and Chairman of CME's Executive Committee from 1985 until 1991. Member of CME for more than 45 years. From 1993 to 2001, Chairman and CEO of Sakura Dellsher, Inc., a former clearing member of CME. Currently Chairman and CEO of Melamed & Associates, a global consulting group.
John D. Newhouse, 56	April 2004
Director of CME Holdings since its formation in August 2001, director of CME since 1996 and previously a director of CME from 1980 to 1985 and 1987 to 1988. Member of CME for more than 26 years. Floor broker and trader since 1975. Currently President of John F. Newhouse & Company and formerly President of Euro Spread Brokers, a broker association filling orders in Eurodollars, from 1981 to 2000. Currently trades for his own account. Director of John F. Newhouse & Company and Gator Trading Company.
Myron S. Scholes, 60	April 2004
Director of CME Holdings since its formation in August 2001 and director of CME since 2000. Chairman of Oak Hill Platinum Partners and managing partner of Oak Hill Capital Management for more than five years. Frank E. Buck Professor of Finance, Emeritus, at Stanford University's Graduate School of Business and a 1997 Nobel Laureate in Economics. Director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.
William R. Shepard, 55	April 2004
Director of CME Holdings since its formation in August 2001, director of CME since 1997 and a member of CME for more than 28 years. Founder and President of Shepard International, Inc., a futures commission merchant, since 1984.

        Your proxies will vote for each of the seven nominees for Equity Directors set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve, if elected. However, if any nominee should become unable or unwilling to serve for any reason, the Board may substitute another nominee upon recommendation of our Nominating Committee.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SEVEN NOMINEES DESCRIBED ABOVE.

Nominees for Class B-1 Directors
(Class B-1 Shares Only)

Must Select Two of Five Candidates
Name and Age	For a Term Expiring	Background
Leslie Henner Burns, 46	April 2004	Director of CME Holdings since its formation in August 2001, director of CME since 2000 and a member of CME for more than 24 years. Self-employed floor trader since 1978 and President of Leslie A. Henner, Inc., a floor brokerage business, from 1981 until 1999.
Robert L. "Buck" Haworth, 54	April 2004
Director of CME Holdings and Treasurer of the Board since its formation in August 2001 and Treasurer of CME's Board since April 2000, a director of CME since 1998 and a member of CME for more than 21 years. Previously served as CME's Treasurer in 1998 and Assistant Vice President of the CME Audit Department in 1979. Self-employed floor trader since 1979. Certified public accountant and a member of both the American Institute of Certified Public Accountants and the Illinois CPA Society.
Bruce F. Johnson, 59*	April 2004
Director of CME Holdings since its formation in August 2001, director of CME since 1998 and a member of CME for more than 30 years. President, director and part owner of Packers Trading Company, Inc., a futures commission merchant and former clearing member firm, since 1969. Director of Eco Technology Inc., Nettle Creek Standard Bred Farm, Inc. and Smoke Rise Ranch Co.
Howard J. Siegel, 45	April 2004	Director of CME Holdings since its formation in August 2001, director of CME since 2000 and a member of CME for more than 24 years. Floor trader since 1977.
Jeffrey L. Silverman, 55	April 2004	Director of CME Holdings since its formation in August 2001, director of CME since 1994, Secretary of CME in 1995 and a member of CME for more than 21 years. Floor trader since 1979.

*
Nominated by holders of Class B-1 shares.

Nominees for Class B-2 Director
(Class B-2 Shares Only)

Must Select One of Two Candidates
Name and Age	For a Term Expiring	Background
Patrick B. Lynch, 36	April 2004	Director of CME Holdings since its formation in August 2001, director of CME since 2000 and a member of CME for more than 12 years. Independent floor trader since 1990.
Patrick J. Mulchrone, 44	April 2004
Director of CME Holdings since its formation in August 2001, director of CME since 1998 and a member of CME for more than 21 years. Previously a director of CME from 1991 to 1997 and served as CME's Second Vice Chairman from 1993 to 1997. President and owner of P.J. Mulchrone Co. and a floor broker and trader since 1979. Director of Standard Bank & Trust of Hickory Hills, Illinois.

Members of the Board Not Standing for Election This Year

        Set forth below is information about our directors who are not standing for election at the Annual Meeting. The ages of the directors set forth below are as of February 20, 2002.

Name and Age	Term Expires	Background
John W. Croghan, 71	April 2003	Director of CME Holdings since its formation in August 2001, director of CME since 2001 and member of CME for more than one year. Director of Republic Services, Inc. and Schwarz Paper Co. Previously Founder and Chairman of Lincoln Capital Management and President of Lincoln Partners.
Terrence A. Duffy, 43	April 2003
Vice Chairman of CME Holdings' Board since its formation in August 2001 and of CME's Board since 1998, a director of CME since 1995 and a member of CME for more than 20 years. President of T.D.A. Trading, Inc. since 1981.
Daniel R. Glickman, 57	April 2003
Director of CME Holdings since its formation in August 2001 and director of CME since 2001. Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld since February 2001. Previously, U.S. Secretary of Agriculture from March 1995 through January 2001 and member of the United States Congress, representing a district in Kansas, from January 1977 through January 1995.
Yra G. Harris, 48	April 2003	Director of CME Holdings since its formation in August 2001, director of CME since 1997 and a member of CME for more than 23 years. Independent floor trader since 1977.
Gary M. Katler, 55	April 2003
Director of CME Holdings since its formation in August 2001 and director of CME since 1993. Head of the Professional Trading Group of Fimat USA since November 2000. Previously, Senior Vice President of ING Barings Futures and Options Inc. from 1994 through 2000.
James E. Oliff, 53	April 2003
Second Vice Chairman of CME Holdings' Board since its formation in August 2001 and of CME's Board since 1998, a director of CME since 1994 and a member of CME for more than 24 years. Previously served on CME's Board from 1982 to 1992. President and Chief Executive Officer of FFast Trade U.S., LLC, since December 2001, Chief Operating Officer of FFastFill, Inc. since December 2001, Executive Director of International Futures and Options Associates since 1996, President of FILO Corp., a floor brokerage business, since 1982 and President of LST Commodities, LLC (an introducing broker), now known as FFast Trade U.S., LLC, from 1999 until January 2002. Visiting lecturer in financial market ethics at the Lemberg School of International Finance and Economics at Brandeis University, Waltham, Massachusetts.

William G. Salatich, Jr., 50	April 2003	Director of CME Holdings since its formation in August 2001, director of CME since 1997 and a member of CME for more than 26 years. Independent floor broker and trader since 1975.
John F. Sandner, 60	April 2003
Special Policy Advisor and a director of CME Holdings since its formation in August 2001 and Special Policy Advisor to CME since 1998, a director of CME since 1977 and a member of CME for more than 28 years. Previously Chairman of CME's Board for 13 years. President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing member firms, since 1985 and Chairman and CEO of FreeDrive.com, an Internet business, from 1998 until 2001.
Verne O. Sedlacek, 47	April 2003
Director of CME Holdings since its formation in August 2001 and director of CME since 1997. Executive Vice President and Chief Operating Officer of Commonfund Group since January 2002. Previously, President and Chief Operating Officer of John W. Henry & Company, Inc., a commodity trading advisor, from 1998 through January 2002. Executive Vice President and Chief Financial Officer of the Harvard Management Company, Inc., a 501(c)(3) investment advisor and a wholly owned subsidiary of Harvard University, from 1983 to 1998. Director of the Futures Industry Association and Common Fund Capital Inc. Member of the Global Markets Advisory Committee of the Commodity Futures Trading Commission.

MEETINGS OF THE BOARD AND BOARD COMMITTEES

        Our Board and the Board of our predecessor company, CME, held 15 meetings during 2001. In addition to meetings of the full Board, some directors also attended meetings of Board committees on which they serve. Each incumbent director attended at least 75% of the Board meetings and meetings of committees of which he or she was a member during the 2001 fiscal year, except for Messrs. Glickman and Scholes. The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating Committee. Set forth below is a brief summary of each committee, its members and the number of meetings it held during 2001.

Name of Committee and Members		Committee Functions	Number of Meetings During 2001
Executive
Scott Gordon, Chairman H. Jack Bouroudjian Timothy R. Brennan Terrence A. Duffy Martin J. Gepsman Robert L. Haworth	Leo Melamed Patrick J. Mulchrone James E. Oliff John F. Sandner William R. Shepard Jeffrey L. Silverman	• Exercises the authority of Board between Board meetings, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	10
Audit
Robert L. Haworth, Chairman John W. Croghan	Paul Kimball William P. Miller II Verne O. Sedlacek	• Recommends to the Board the selection of the independent public accountants. • Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations. • Reviews the results and scope of audits and other services provided by our independent auditors. • Reviews accounting and internal control procedures and policies. • Reviews risk exposure of actual or threatened litigation. • Reviews significant accounting policies, estimates, audit adjustments and other matters as required.	8
Nominating
Terrence A. Duffy, Chairman Yra G. Harris	James E. Oliff John F. Sandner Verne O. Sedlacek	• Reviews qualifications of potential candidates for Equity Directors on the Board who are nominated by the Board.	14
Compensation
Verne O. Sedlacek, Chairman Terrence A. Duffy	Scott Gordon Robert L. Haworth Paul Kimball	• Recommends compensation for officers, determines employee compensation policy and administers employee benefit plans.	9

        The Nominating Committee considers nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee's qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Ms. Ann M. Cresce, Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

DIRECTORS' COMPENSATION AND BENEFITS

        Each director receives an annual stipend of $20,000, plus a meeting attendance fee of $1,000 for each regular meeting of our Board that he or she attends, excluding special administrative meetings. Effective July 2001, directors also receive an attendance fee of $1,000 for each committee meeting. In addition, directors receive an attendance fee of $1,000 for each meeting of special Board hearing committees which are appointed as needed. Directors also receive a $1,000 fee for attendance at each functional committee meeting, including the arbitration, business conduct, market regulation oversight, membership, probable cause, pit supervision and trading floor operations committees. All committee fees are subject to a $12,000 limit, per director, per committee, per year. The limit for 2001 was $6,000. Directors also receive reimbursement of expenses for travel to Board meetings. Our Chairman, Mr. Gordon, receives an annual stipend of $350,000, plus reimbursement of other Board-related expenses. The four additional Board officers, Messrs. Duffy, Oliff, Gepsman and Haworth, each receive an annual stipend of $50,000 plus reimbursement of other Board-related expenses. Our Chairman Emeritus and Senior Policy Advisor, Mr. Melamed, and our Special Policy Advisor, Mr. Sandner, each receive an annual stipend of $200,000, plus reimbursement of other Board-related expenses.

EXECUTIVE OFFICERS

        The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings. The ages of the executives set forth below are as of February 20, 2002.

Name and Age	Position	Background
James J. McNulty, 50	President and Chief Executive Officer	Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in February 2000. Previously Managing Director and Co-Head of the Corporate Analysis and Structuring Team in the Corporate Finance Division at Warburg Dillon Read, an investment banking firm now known as UBS Warburg. General Partner with O'Connor and Associates, a futures and options trading organization and a pioneer in sophisticated risk management technology, from 1987 to 1992. From 1984 to 1987, he was the founder and President of Hayes & Griffith Futures, Inc. Director of the National Futures Association and World Business Chicago. Member of the Board of Visitors of the University of Illinois at Chicago College of Liberal Arts and Sciences.
Craig S. Donohue, 40	Managing Director and Chief Administrative Officer
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in April 2001. Managing Director, Business Development and Corporate/Legal Affairs of CME from March 2000 to April 2001 and Senior Vice President and General Counsel of CME from October 1998 to March 2000. Vice President, Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel of CME from 1995 to 1997.
Phupinder Gill, 41	Managing Director and President, Clearing House Division
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in 1998. Senior Vice President, Clearing House Division of CME from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Numerous other positions with CME since 1988.
David G. Gomach, 43	Managing Director and Chief Financial Officer
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in March 2000. Senior Vice President and Chief Financial Officer of CME from December 1997 to March 2000, Vice President, Administration and Finance, and Chief Financial Officer of CME from June 1997 to December 1997 and Vice President, Administration and Finance of CME from December 1996 to June 1997. Certified public accountant.

Scott L. Johnston, 37	Managing Director and Chief Information Officer
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in April 2000. Managing Director in the Information Technology Division at UBS Warburg, an investment banking firm, from 1998 to 2000. Also served as that firm's Executive Director in the Foreign Exchange/Interest Rate Technology Division from 1996 to 1997 and as Director in the Foreign Exchange Division from 1994 to 1996.
James R. Krause, 53	Managing Director, Operations and Enterprise Computing
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in June 2001. CME's Senior Vice President, Enterprise Computing from November 1998 to June 2001 and Vice President, Systems Development from December 1988 to November 1998.
Satish Nandapurkar, 38	Managing Director, Products and Services
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in April 2001, when his title was changed from Managing Director, e-Business of CME, which he had held since March 2000. Prior to joining CME, Head of Strategic Solutions for OptiMark Technologies. Managing Director and Global Head of Foreign Exchange Options for Bank of America in Chicago from 1997 to 1999, Managing Director and Head of Structured Equity Products Trading at Deutsche Bank Morgan Grenfell from 1996 to 1997 and Managing Director and Global Head of Exotic Options and Quantitative Methodologies for Swiss Bank Corporation in London from 1994 to 1996.
Lewis C. Ting, 50	Managing Director, Organizational Development
Appointed to present position with CME Holdings upon its formation in August 2001 and with CME in March 2000. Prior to joining CME, he owned a consulting business specializing in human resources, employee development and organizational change from 1996 to 2000. Prior to that, Senior Vice President for Talegen, an insurance subsidiary of Xerox's Financial Services Division.
Nancy W. Goble, 48	Managing Director, Chief Accounting Officer
Appointed to present position with CME Holdings and CME in February 2002. Director and Controller of CME Holdings from August 2001 to February 2002 and of CME from July 2000 to February 2002. Associate Director and Assistant Controller of CME from October 1997 to July 2000. Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Certified public accountant.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows, as of February 20, 2002, the amount of common stock beneficially owned by each of our directors and by each executive officer named in the Summary Compensation Table on page 26 of this proxy statement, and by all directors and executive officers as a group. In general, "beneficial ownership" includes those shares over which a director or executive officer has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 20, 2002. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

	Class A			Class B			Percent of Vote as a Single Class(2)
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class
James J. McNulty(3)	215,787 215,787 215,787 215,786	A-1 A-2 A-3 A-4	2.91 2.91 2.91 2.91%	19 24 39 12	B-1 B-2 B-3 B-4	2.91 2.91 2.91 2.91%	2.91%
Scott Gordon(4)	21,025 21,025 21,025 21,017	A-1 A-2 A-3 A-4	* * * *	2 3 2 1	B-1 B-2 B-3 B-4	* * * *	*
H. Jack Bouroudjian	1,500 1,500 1,500 1,499	A-1 A-2 A-3 A-4	* * * *	1	B-3	*	*
Timothy R. Brennan(5)	6,025 6,025 6,025 6,022	A-1 A-2 A-3 A-4	* * * *	1 1 1	B-1 B-3 B-4	* * *	*
Leslie Henner Burns(6)	9,000 9,000 9,000 8,998	A-1 A-2 A-3 A-4	* * * *	2	B-1	*	*
John W. Croghan(7)	4,500 4,500 4,500 4,499	A-1 A-2 A-3 A-4	* * * *	1	B-1	*	*
Terrence A. Duffy(8)	4,525 4,525 4,525 4,523	A-1 A-2 A-3 A-4	* * * *	1 1	B-1 B-4	* *	*
Martin J. Gepsman(9)	1,525 1,525 1,525 1,523	A-1 A-2 A-3 A-4	* * * *	1 1	B-3 B-4	* *	*
Daniel R. Glickman	0

Yra G. Harris(10)	7,500 7,500 7,500 7,497	A-1 A-2 A-3 A-4	* * * *	2 1	B-2 B-3	* *	*
Robert L. Haworth	4,525 4,525 4,525 4,523	A-1 A-2 A-3 A-4	* * * *	1 1	B-1 B-4	* *	*
Bruce F. Johnson	4,525 4,525 4,525 4,523	A-1 A-2 A-3 A-4	* * * *	1 1	B-1 B-4	* *	*
Gary M. Katler(11)	1,500 1,500 1,500 1,499	A-1 A-2 A-3 A-4	* * * *	1	B-3	*	*
Paul Kimball	0
Patrick B. Lynch	3,000 3,000 3,000 2,999	A-1 A-2 A-3 A-4	* * * *	1	B-2	*	*
Leo Melamed	3,000 3,000 3,000 2,999	A-1 A-2 A-3 A-4	* * * *	1	B-2	*	*
William P. Miller II	0
Patrick J. Mulchrone	9,025 9,025 9,025 9,021	A-1 A-2 A-3 A-4	* * * *	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*
John D. Newhouse(12)	10,525 10,525 10,525 10,520	A-1 A-2 A-3 A-4	* * * *	3 1 1	B-2 B-3 B-4	* * *	*
James E. Oliff(13)	3,025 3,025 3,025 3,023	A-1 A-2 A-3 A-4	* * * *	1 1	B-2 B-4	* *	*
Mark G. Papadopoulos	50 50 50 48	A-1 A-2 A-3 A-4	* * * *	2	B-4	*	*
Robert J. Prosi(14)	6,000 6,000 6,000 5,998	A-1 A-2 A-3 A-4	* * * *	1 1	B-1 B-3	* *	*
William G. Salatich, Jr.(15)	4,525 4,525 4,525 4,523	A-1 A-2 A-3 A-4	* * * *	1 1	B-1 B-4	* *	*

John F. Sandner	25,525 25,525 25,525 25,515	A-1 A-2 A-3 A-4	* * * *	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*
Myron S. Scholes	0
Verne O. Sedlacek	0
William R. Shepard(16)	9,025 9,025 9,025 9,021	A-1 A-2 A-3 A-4	* * * *	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*
Howard J. Siegel	10,500 10,500 10,500 10,497	A-1 A-2 A-3 A-4	* * * *	2 1	B-1 B-3	* *	*
Jeffrey L. Silverman(17)	6,025 6,025 6,025 6,022	A-1 A-2 A-3 A-4	* * * *	1 1 1	B-1 B-3 B-4	* * *	*
Craig S. Donohue	0
Phupinder Gill	0
Scott L. Johnston	0
James R. Krause	0
Directors and Executive Officers as a group (37 persons)(18)	372,162 372,162 372,162 372,095	A-1 A-2 A-3 A-4	5.02 5.02 5.02 5.02%	38 39 56 27	B-1 B-2 B-3 B-4	5.90 4.66 4.22 6.35%	5.02%

*
Less than 1%.

(1)
The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

(2)
Other than with respect to the election of Class B directors and some matters relating to membership interests associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.

(3)
Mr. McNulty's total represents shares that Mr. McNulty could acquire if he exercised the vested portion of an option he received in February 2000. The number of shares is presented to the nearest whole number that could be exercised. The option was vested with respect to 60% of the shares subject thereto as of February 2002. The option vests with respect to an additional 20% of the shares subject thereto in each of February 2003 and 2004. The terms of the option are described in the section of this proxy statement entitled "Executive Compensation—McNulty Employment Agreement." As of February 20, 2002, Mr. McNulty had not exercised the option.

(4)
Includes 3,000 Class A-1, 3,000 Class A-2, 3,000 Class A-3 and 2,999 Class A-4 shares and one Class B-2 share held in a trust over which Mr. Gordon has investment and voting power. Also includes 18,025 Class A-1, 18,025 Class A-2, 18,025 Class A-3, 18,018 Class A-4, two Class B-1, two Class B-2 and two Class B-3 shares and one Class B-4 share which are owned by Tokyo-Mitsubishi Futures (USA), Inc. over which he exercises voting power. Mr. Gordon disclaims beneficial ownership of the shares owned by Tokyo-Mitsubishi Futures (USA), Inc.

(5)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share held through Brennan Enterprises, an S Corporation of which Mr. Brennan is the owner. Also includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Brennan shares joint ownership, but over which he does not have voting power.

(6)
Includes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 4,499 Class A-4 shares and one Class B-1 share held through LEJJ Limited Partnership, over which Ms. Burns exercises voting and investment power. Also includes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 4,499 Class A-4 shares and one Class B-1 share held in a trust over which Ms. Burns exercises voting and investment power.

(7)
Includes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 4,499 Class A-4 shares and one Class B-1 share held in a trust over which Mr. Croghan exercises voting and investment power.

(8)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Duffy shares joint ownership and has voting power.

(9)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.

(10)
Includes 300 Class A-1, 300 Class A-2, 300 Class A-3, and 299 Class A-4 shares and one Class B-2 share which are not owned by Mr. Harris, but which are held in his name and over which he exercises voting power.

(11)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share owned by Fimat USA as to which Mr. Katler has voting power. Mr. Katler disclaims beneficial ownership of the shares owned by Fimat USA.

(12)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Newhouse shares joint ownership and has voting power. Also includes 10,500 Class A-1, 10,500 Class A-2, 10,500 Class A-3 and 10,496 Class A-4 shares, three Class B-2 shares and one Class B-3 share owned by John F. Newhouse & Company, which is owned by Mr. Newhouse.

(13)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 4,499 Class A-4 shares and one Class B-1 share and 3,000 Class A-1, 3,000 Class A-2, 3,000 Class A-3 and 2,999 Class A-4 shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust.

(14)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-1 share owned by Futuresinet as to which Mr. Prosi has voting power. Mr. Prosi disclaims beneficial ownership of the shares owned by Futuresinet.

(15)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.

(16)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

(17)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share owned by Mr. Silverman's wife as to which he disclaims beneficial ownership. Also includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Silverman shares joint ownership and has voting power.

(18)
Includes options exercisable by Mr. McNulty as explained in footnote (3).

PROPOSAL 2
ELECTION OF NOMINATING COMMITTEES

        Our bylaws provide that holders of Class B shares have the right to elect the members of their respective Class B Nominating Committees. Each Class B Nominating Committee is composed of five members who serve for a term of one year. The existing Committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1 shares, holders of Class B-2 shares and holders of Class B-3 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees.

Nominees for Class B-1 Nominating Committee
(Class B-1 Shares Only)

Select Only Five of 10 Candidates
Name and Age	Member Since	Background
Jeffrey R. Carter, 39	1988	Independent trader and holder of Class B-1 and B-3 shares.
Larry S. Fields, 51	1979	Independent trader and holder of a Class B-1 share.
John C. Garrity, 56	1974	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Joseph H. Gibbons, 41	1990	Independent floor trader and holder of a Class B-1 share.
Donald A. Huizinga, 46	1977	Independent floor trader and holder of a Class B-1 share.
Lonnie Klein, 57	1972	Independent trader and holder of Class B-1, B-2, B-3 and B-4 shares.
William F. Kulp, 60	1978	Independent trader and holder of Class B-1, B-3 and B-4 shares.
John J. McGuire, 62	1966	Independent floor trader and holder of Class B-1 shares.
Steven R. Prosniewski, 36	1990	Independent trader and holder of Class B-1 and B-4 shares.
Irwin Rosen, 63	1970	Independent floor broker and trader and holder of Class B-1 and B-3 shares.

Nominees for Class B-2 Nominating Committee
(Class B-2 Shares Only)

Select Only Five of 10 Candidates
Name and Age	Member Since	Background
Samuel T. Bailey, 34	1993	Independent broker and holder of a Class B-2 share.
John W. Goldsberry, 40	1990	Principal with Man Financial Inc, a registered floor broker and qualified in the IMM division.
Neal C. Pagano, 36	1989	Independent floor broker and holder of a Class B-2 share.
Ronald A. Pankau, 45	1981	Independent floor broker and holder of a Class B-2 share.
Steven D. Peake, 34	1993	Independent broker and holder of a Class B-2 share.
Ronald D. Sippel, 45	1982	Independent trader and holder of Class B-1, B-2, B-3 and B-4 shares.
Scott A. Szykowny, 39	1994	Independent floor trader and holder of a Class B-2 share.
Stuart A. Unger, 54	1975	Independent floor broker and holder of a Class B-2 share.
Michael J. Walsh, 44	1986	Independent floor broker and holder of a Class B-2 share.
Barry D. Ward, 38	1990	Independent trader and holder of a Class B-2 share.

Nominees for Class B-3 Nominating Committee
(Class B-3 Shares Only)

Select Only Five of 10 Candidates
Name and Age	Member Since	Background
J. Kenny Carlin, 42	1985	Independent floor trader and holder of a Class B-3 and B-4 share.
David M. Duckler, 41	1983	Independent floor trader and holder of a Class B-3 share.
Joel P. Glickman, 46	1985	Independent trader and holder of a Class B-3 share.
Mark O. Hinken, 45	1985	Independent floor broker and holder of a Class B-3 share.
Dro Y. Kholamian, 39	1986	Independent floor trader and holder of a Class B-3 and B-4 share.
Brian M. Konlon, 37	1988	Independent floor broker and holder of a Class B-3 share.
George J. Malfas, 29	1997	Independent floor broker and holder of a Class B-3 share.
Ronald S. Stephani, 45	1989	Independent floor trader and holder of a Class B-3 share.
Peter D. Theodore, 33	1991	Independent floor trader and holder of a Class B-3 and B-4 share.
Brian M. Young, 35	1991	Independent floor broker and holder of a Class B-3 and B-4 share.

PROPOSAL 3
APPROVAL OF CHARTER AMENDMENT

Background and Reasons for the Charter Amendment

        In connection with our demutualization, our Board undertook to streamline the Board in a two-step process. The first step occurred at the Annual Meeting of Shareholders held in April 2001, at which our Board was reduced from 39 directors to 30 directors. The second step will occur at this year's Annual Meeting, at which we are required, under the terms of our charter, to further reduce the size of our Board to 19 directors.

        This year, our Nominating Committee was charged with the formidable task of nominating candidates to our Board, in conjunction with the reduction of the Board's size to 19 directors. Under the terms of our charter, six of our 19 directors are required to be elected by only the holders of Class B shares. The remaining 13 are Equity Directors (elected by Class A and Class B shareholders voting together as a single class). Seven of the directorships open for election at this year's Annual Meeting are Equity Directors. In connection with this year's Annual Meeting, the Nominating Committee was required to fill the slate of seven Equity Directors with persons who represent a sufficiently broad and diverse set of interests at a time when the terms of 20 directors, each eminently qualified and valuable Board members, expired. In conducting this process, our Nominating Committee reviewed numerous candidates and concluded that creating a Board that fully and appropriately represented the broad and diverse interests of our shareholders and our corporate objectives and provided for management representation was difficult given the limitation of 13 Equity Directors contained in our charter.

        At its January 9, 2002 meeting, our Nominating Committee recommended that our Board approve an amendment to our charter that would increase the size of our Board to allow for one additional Equity Director. The Nominating Committee further recommended that our Board appoint Mr. McNulty, our President and Chief Executive Officer, to fill the vacancy that would be created by the new directorship. This appointment would be made at the first organizational meeting of our Board elected at the Annual Meeting. The Nominating Committee also recommended that our bylaws be amended to require that, in the future, our Nominating Committee include the Chief Executive Officer among its nominees for Equity Directors. In this proxy statement, we refer to the class of directors whose term expires at the Annual Meeting of Shareholders to be held in April 2004 as our Class I Directors. We refer to the class of directors whose term expires at the Annual Meeting of Shareholders to be held in April 2005 as our Class II Directors. Our Nominating Committee recommended that the directorship be added to the Class II Directors, in order to ensure an even division of 10 directors in each class. As described in our previous proxy statements and prospectuses, this type of classified board is designed to help ensure against an undesired change in control of our Board in any one-year period.

        At its January 15, 2002 meeting, our Board considered the recommendation of the Nominating Committee and the Charter Amendment, the complete text of which is attached as Exhibit A to this proxy statement. After thorough discussion of the Charter Amendment and related issues, the Board determined, based on the recommendation of the Nominating Committee, that it is desirable to cause the adoption of the Charter Amendment in order to create a Board that represents broad and diverse interests and our corporate objectives, and includes management representation. The Board further concluded that if the Charter Amendment is approved, the Board will appoint James J. McNulty, our President and Chief Executive Officer, to fill the vacancy created by the new directorship. The term of Mr. McNulty's appointment will expire at the Annual Meeting of Shareholders to be held in April 2003, at which time Mr. McNulty will stand for election along with other nominees for Class II Directors.

        In connection with its approval of the Charter Amendment, at its January 15, 2002 meeting, our Board also approved an amendment to our bylaws that would require our Nominating Committee to include the Chief Executive Officer as a nominee for an Equity Director included among our Class II Directors. The amendment will be effective only if our shareholders approve the Charter Amendment.

        The complete text of the proposed Charter Amendment is attached as Exhibit A to this proxy statement. We urge you to read it carefully.

        AFTER CAREFUL CONSIDERATION, OUR BOARD OF DIRECTORS HAS DETERMINED THAT THE CHARTER AMENDMENT IS ADVISABLE AND IN THE BEST INTEREST OF OUR SHAREHOLDERS AND HAS ADOPTED AND APPROVED THE CHARTER AMENDMENT. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE CHARTER AMENDMENT. ALL OF OUR DIRECTORS WHO CONSIDERED THE CHARTER AMENDMENT CONCUR WITH THE FOREGOING DETERMINATION AND RECOMMENDATION.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board, acting on the recommendation of the Audit Committee, has appointed Arthur Andersen LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. Arthur Andersen LLP served as the auditor for our financial statements for the fiscal year ended December 31, 2001.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

Audit Fees

        The aggregate fees billed or expected to be billed by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $330,000.

Financial Information Systems Design and Implementation Fees

        Arthur Andersen LLP did not bill us for any fees for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees billed by Arthur Andersen LLP for professional services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001 were $728,875.

        Representatives of Arthur Andersen LLP will be present at the annual meeting, will be available to respond to appropriate questions and may make a statement if they so desire. If the appointment of Arthur Andersen LLP is not ratified by our shareholders, our Board of Directors will consider appointing other independent public accountants based on the recommendation of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of five independent directors as defined in the listing standards of the New York Stock Exchange. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by the Board and attached to this proxy statement as Exhibit B.

        As set forth in more detail in the Audit Committee Charter, the primary responsibilities of our Audit Committee fall into three broad categories:

  •
  to serve as an independent and objective party to monitor our financial reporting process and internal control system;

  •
  to review and appraise the audit efforts of our independent public accountants and internal auditing department; and

  •
  to provide an open avenue of communication among the independent public accountants, financial and senior management, the internal auditing department and the Board of Directors.

        The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee's Charter. To carry out its responsibilities, the Audit Committee met eight times during fiscal year 2001 and four times during 2002 in regards to fiscal year 2001.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  reviewed and discussed with management and our outside accountants all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with generally accepted accounting principles;

  •
  drafted, reviewed and discussed with management the Audit Committee Charter;

  •
  discussed with representatives of our outside auditors, Arthur Andersen LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communication with Audit Committees";

  •
  received the written disclosures and the letter from our outside auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees";

  •
  discussed with our outside auditors their independence from CME Holdings and management; and

  •
  considered whether the provision by the outside auditors of non-audit services is compatible with maintaining their independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2001 be included in the company's Annual Report on Form 10-K for that year.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent public accountants are responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including matters regarding auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent public accountants.

                      The Audit Committee—Fiscal Year 2001

                      Robert L. Haworth, Chairman
                      John W. Croghan
                      Paul Kimball
                      William P. Miller II
                      Verne O. Sedlacek

EXECUTIVE COMPENSATION

        The following table sets forth information on compensation earned by our Chief Executive Officer and each of the next four most highly compensated executive officers. In this proxy statement, we refer to these executives as our Named Executives. Each table is presented in the format that the Securities and Exchange Commission has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by and the stock options and restricted stock awards granted to each Named Executive during each of the last three fiscal years. The Option/SAR Grants in Last Fiscal Year table explains in more detail the terms and hypothetical values of stock options and stock appreciation rights granted during fiscal year 2001 to the Named Executives. Finally, the Year-end Option Values table reflects certain information regarding vested and unvested stock options held by the Named Executives as of December 31, 2001, and the value of those options as of that date.

Summary Compensation Table

Long-Term Compensation Awards Securities Underlying Options/SARs(#)
Annual Compensation
Name and Principal Position						All Other Compensation(1)
	Year	Salary	Bonus
James J. McNulty President and Chief Executive Officer	2001 2000 1999	$1,000,000 865,385 —	$892,500 1,000,000 —	0 1,438,734 —	(2)	$268,462 2,100,500 —
Phupinder S. Gill Managing Director and President, Clearing House Division	2001 2000 1999	417,600 416,923 400,000	700,000 200,000 160,000	100,000 0 0		107,344 101,616 80,914
Scott L. Johnston Managing Director and Chief Information Officer	2001 2000 1999	250,000 162,185 —	775,000 800,000 —	100,000 0 —		102,751 16,904 —
Craig S. Donohue Managing Director and Chief Administrative Officer	2001 2000 1999	250,000 249,654 210,622	500,000 350,000 175,000	100,000 0 0		96,500 67,473 43,938
James R. Krause Managing Director, Operations and Enterprise Computing	2001 2000 1999	224,500 211,538 198,846	500,000 135,000 96,000	100,000 0 0		68,757 59,783 49,153

(1)
All Other Compensation details for 2001:

	401(k) Contribution	Pension Contribution	Supplemental Plan(3)	SERP Contribution	Total
Mr. McNulty	$8,500	$13,600	$86,362	$160,000	$268,462
Mr. Gill	8,500	10,200	39,236	49,408	107,344
Mr. Johnston	8,500	5,263	4,988	84,000	102,751
Mr. Donohue	8,500	10,200	29,800	48,000	96,500
Mr. Krause	8,500	13,600	17,897	28,760	68,757
(2)
Gives effect to the reorganization of CME as if it occurred on December 31, 2000.

(3)
Supplemental Plan includes 401(k) make-whole, pension make-whole and trading volume bonus make-whole.

Option/SAR Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term (10 Years)(1)
	Number of Securities Underlying Options/SARs Granted(#)
		Percent of Total Options/SARs Granted to Employees in Fiscal Year
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Mr. Gill	100,000	8.5%	$22	May 7, 2011	$1,147,378	$3,130,141
Mr. Johnston	100,000	8.5	22	May 7, 2011	1,147,378	3,130,141
Mr. Donohue	100,000	8.5	22	May 7, 2011	1,147,378	3,130,141
Mr. Krause	100,000	8.5	22	May 7, 2011	1,147,378	3,130,141

(1)
These amounts represent assumed rates of appreciation required to be shown under Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of our stock and the value of membership interests in our exchange. We cannot assure you that the amounts reflected in these columns will be achieved or, if achieved, will exist at the time of any option exercise.

Year-end Option Values(1)

		Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable(#)	Value of Unexercised In-the-money Options at Fiscal Year End Exercisable/Unexercisable
Mr. McNulty(2)	Tranche A Tranche B	287,747/431,620 287,747/431,620	$6,151,890/$9,227,836 $1,751,785/$2,627,677
Mr. Gill(3)		0/100,000	$0/$50,000
Mr. Johnston(3)		0/100,000	$0/$50,000
Mr. Donohue(3)		0/100,000	$0/$50,000
Mr. Krause(3)		0/100,000	$0/$50,000

(1)
No options were exercised during 2001.

(2)
Mr. McNulty's stock option is divided into two tranches. Each tranche of the option entitles Mr. McNulty to purchase up to 2.5% of all classes of our common stock that were issued upon demutualization. Mr. McNulty's option was vested with respect to 40% of the shares covered by the option as of December 31, 2001. On February 7 in each of the three subsequent years, Mr. McNulty's option will vest with respect to an additional 20% of the shares covered by the option, subject to the acceleration or termination in certain circumstances. For more information regarding the terms of Mr. McNulty's stock options, please see the section of this proxy statement entitled "Executive Compensation—McNulty Employment Agreement."

(3)
Messrs. Gill, Johnston, Donohue and Krause were granted their options on May 7, 2001. These options vest over a four-year period, with 40% vesting one year after the grant date and 20% vesting on that same date in each of the following three years, subject to acceleration or termination in certain circumstances.

McNulty Employment Agreement

        We have entered into an employment agreement with Mr. McNulty to serve as our President and Chief Executive Officer through December 31, 2003, subject to renewal by mutual agreement of the parties. Under the agreement, Mr. McNulty will receive a minimum annual base salary of $1.0 million. He is also eligible for an annual incentive bonus based upon the achievement of goals set by our Board, which bonus may not exceed the lesser of $1.5 million or 10% of our net income. The agreement provides that Mr. McNulty will be eligible to participate in the benefit plans available generally to our senior officers.

        Mr. McNulty also has been granted a non-transferable, non-qualified stock option, which is designed to reward him for increasing our value. If our total value increases, exercise of the option would generally enable Mr. McNulty to realize 2.5% of the increase above our valuation on February 7, 2000, and 2.5% of any increase in excess of 150% of our valuation on February 7, 2000. We may elect to issue solely shares of our common stock or cash upon any exercise of the option by Mr. McNulty. The option expires after 10 years. It may be exercised only as to the portion of the option that has vested. The option vested with respect to 40% of the shares subject thereto on February 7, 2001, and with respect to an additional 20% on February 7, 2002. The option will vest with respect to an additional 20% of the shares subject thereto on February 7, 2003, and will be completely vested on February 7, 2004, subject to acceleration in the event of Mr. McNulty's termination without cause or forfeiture in the event of his termination for cause. The option remains exercisable in full for its remaining term following (i) a termination by us of the employment agreement without cause or due to Mr. McNulty's disability, (ii) a termination by us of the employment agreement by Mr. McNulty for "good reason" (as defined below) or (iii) upon the expiration of the original term of the employment agreement. Any vested portion of the option is exercisable for a period of 180 days following a termination of the agreement by Mr. McNulty.

        We may terminate the agreement pursuant to its terms due to Mr. McNulty's death or disability, or with or without cause. In addition, Mr. McNulty may terminate the agreement at any time after one year upon 90 days written notice. He may also terminate the agreement for "good reason" if our principal place of business is relocated outside of the Chicago metropolitan area, if we fail, after notice, to pay the agreed-upon compensation or benefits or if he is demoted or his responsibilities are significantly diminished. The agreement provides that, in the event of a termination without cause by us, Mr. McNulty shall be entitled to receive his base salary for the remainder of the original term plus one-third of the maximum annual incentive bonus he would have received during such time. The agreement also provides that, in the event that Mr. McNulty terminates his employment after the first year on less than 90 days written notice, other than following one of the matters previously described as "good reason," we may set off against any amounts otherwise owed to him a sum equal to his daily salary for each day his notice of termination is less than 90 days. If Mr. McNulty's employment is terminated because of his death or disability, he or his beneficiary will continue to receive the base salary for six months following that termination. In the event of his death or disability, his option will vest and, in the event of his death, be paid in cash.

        The agreement also provides that, if within two years of a "change in control" (as defined in the agreement), Mr. McNulty is terminated by us or he terminates the agreement as a result of the occurrence of one of the matters described previously as "good reason," he will be entitled to a payment equal to two times his base salary plus one and one-third times the maximum incentive bonus for which he would have been eligible for the remaining term of the agreement, provided that the severance payments may not exceed $8 million. The payments due to Mr. McNulty would be subject to reduction to the extent that a reduction would increase the net, after-tax amount of the payment retained by Mr. McNulty giving effect to the application of the excess parachute excise tax imposed by Section 4999 of the Internal Revenue Code. Any unvested portion of his non-qualified stock option would immediately vest and generally become exercisable for a one-year period following termination of employment.

Benefit Plans with Change in Control Provisions

  Omnibus Stock Plan

        We have adopted an Omnibus Stock Plan under which awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards may be made to our employees and those of our affiliates. A total of 2.7 million shares of our common stock are authorized for issuance under the Omnibus Stock Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) of which 2.7 million are subject to outstanding options or restricted share awards. The plan is administered by a committee of our Board, which has the responsibility for selecting recipients of awards under the plan, determining the terms and conditions of these awards and interpreting the provisions of the plan.

        The Omnibus Stock Plan contains a change in control provision. A change of control generally occurs under the plan upon the occurrence of the following events:

  •
  any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

  •
  individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

  •
  a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the board of directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

  •
  the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

        The Omnibus Stock Plan generally provides that, in the event of a change in control as a result of which our shareholders receive registered common stock, all unvested options issued under the plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change in control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the Omnibus Stock Plan).

  Pension Plan

        We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Effective January 15, 1995, the pension plan was amended to provide for an age-based contribution to a cash balance account, and to include cash bonuses in the definition of considered earnings. Our policy is to fund currently required pension costs. Participants become vested in their accounts after five years of service. An individual pension account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual's considered earnings plus the greater of 4% or the December yield on one-year Treasury constant maturities. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, a participant may elect to receive the balance in the account in the form of one of various monthly annuities. The following is the schedule of the employer contributions based on age:

Age	Employer Contribution Percentage
Under 30	3%
30-34	4
35-39	5
40-44	6
45-49	7
50-54	8
Over 54	9

        The individuals named below have projected annual retirement benefits, based on current accumulated balances, a future annual interest credit rate of 6% and future service to age 65 at current salary levels, as follows: Mr. McNulty, $40,702; Mr. Gill, $103,662; Mr. Johnston, $95,684; Mr. Donohue, $109,078; and Mr. Krause, $52,770.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee consists of five non-employee directors. The Committee oversees the compensation and benefits of our employees with a special focus on executive compensation.

        The Compensation Committee applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that our achievements result from the coordinated efforts of all employees working toward our business objectives. When reviewing the recommendations of management, the Committee considers:

  •
  alignment between employee rewards, shareholder interests and the company's objectives;

  •
  ability to attract and retain talented employees;

  •
  balance between rewarding short- and long-term performance; and

  •
  competitiveness in the marketplace and internal equity.

        The Compensation Committee's primary mission is to structure and administer a range of compensation programs designed to enable us to attract and retain executive talent in a highly competitive marketplace. To help it to fulfill this mission, the Compensation Committee periodically evaluates the competitiveness of our executive compensation programs, using information drawn from a variety of sources, such as published survey data, information supplied by consultants and its own experience in recruiting and retaining executives. A list of the criteria the Compensation Committee considers when it establishes compensation programs and the factors it considers when it determines an executive's compensation is supplied in this report. Each year, the Committee reviews management's recommendations for new staff officers, as well as compensation and benefit plan modifications and the funding of those plans. The Committee approves the annual total cash compensation of the Chief Executive Officer and each Managing Director. Once approved, base salary adjustments and bonus awards are paid in the first quarter of the following year.

        During 2001, the Compensation Committee conducted several meetings on executive compensation. There are two primary forms of executive compensation, annual total cash compensation and long-term equity compensation, each of which is described in greater detail below.

  Annual Total Cash Compensation

        Annual total cash compensation includes base pay and bonus awards within the year. The Committee uses base pay to provide competitive market salaries and rewards based on level of responsibility. During 2001, excluding promotions, there were no base pay increases for the Chief Executive Officer or any other executive officer. Annual bonuses reflect the performance of the company, group performance and individual performance. The impact made on meeting or exceeding the goals of the company's business plan is a key consideration. The Committee approved individual bonuses to reflect efforts and achievements during 2001. The Executive Committee reviewed the awards for the Chief Executive Officer and the other executive officers.

  Long-Term Equity Compensation

        The company provides long-term incentive awards through its Omnibus Stock Plan, which the Committee administers for the company. The Omnibus Stock Plan provides for the grant of stock options and restricted or unrestricted common stock to plan participants. Subject to the terms of that plan, the Committee approves the design of equity-based programs and the related awards. The goal of long-term, equity-based compensation is to align the interests of the company's employees with shareholder interests and to balance short- and long-term rewards.

  Chief Executive Officer Compensation

        We have entered into an employment agreement with Mr. McNulty to serve as our President and Chief Executive Officer through December 31, 2003, subject to renewal by mutual agreement of the parties. Under the agreement, Mr. McNulty will receive a minimum annual base salary of $1.0 million. He is also eligible for an annual incentive bonus based upon the achievement of goals set by our Board, which bonus may not exceed the lesser of $1.5 million or 10% of our net income. The agreement provides that Mr. McNulty will be eligible to participate in the benefit plans available generally to our senior officers.

        Mr. McNulty also has been granted a non-transferable, non-qualified stock option, which is designed to reward him for increasing our value. If our total value increases, exercise of the option would generally enable Mr. McNulty to realize 2.5% of the increase above our valuation on February 7, 2000, and 2.5% of any increase in excess of 150% of our valuation on February 7, 2000. We may elect to issue solely shares of our common stock or cash upon any exercise of the option by Mr. McNulty. The option expires after 10 years. It may be exercised only as to the portion of the option that has vested. The option vested with respect to 40% of the shares subject thereto on the first anniversary of the date of grant and vests with respect to an additional 20% on each of the succeeding three anniversaries, subject to acceleration or forfeiture in certain circumstances.

        During 2001, Mr. McNulty received a base salary of $1 million pursuant to his employment agreement. The Compensation Committee also approved an annual incentive bonus of $892,500 based on the achievement of economic, strategic and leadership performance goals established in December 2000 for the 2001 performance year. The Executive Committee reviewed the bonus award.

  Limit on Tax-Deductible Compensation

        Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deduction that some corporations, including us, may claim in any tax year with respect to compensation paid the corporation's chief executive officer and certain other senior executive officers. Certain types of performance-based compensation are exempted from this $1 million limit. The Committee continues to emphasize performance-based compensation for executives, and this emphasis is expected to minimize the effect that Section 162(m) will have on CME. The Committee also believes its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent that is necessary to CME's success. Consequently, the Committee may authorize compensation in excess of $1 million that is not performance-based, notwithstanding the tax consequences imposed on such compensation.

                      The Compensation Committee—Fiscal 2001

                      Verne O. Sedlacek, Chairman
                      Terrence A. Duffy
                      Scott Gordon
                      Robert L. Haworth
                      Paul Kimball

PERFORMANCE GRAPH

        The following graph indicates the total return on our Class A common stock since January 2001. Our Class A common stock was registered under the Securities Exchange Act of 1934 in June 2001. The information depicted includes the Class A common stock of our predecessor company, CME, prior to our reorganization into a holding company structure (the "Reorganization"), which was completed on December 3, 2001, and Class A common stock of CME Holdings thereafter. The graph compares the total return on our Class A common stock with the Standard & Poor's 500 Stock Index and with our peer group, which is composed of eSpeed, Inc., Instinet Group Inc., Investment Technology Group, Inc., LaBranche & Co Inc., Knight Trading Group, Inc. and NYFIX, Inc., assuming an initial investment of $100 was made in each on January 8, 2001. There presently is no independent established public trading market for our Class A common stock. In addition, shares of our Class A common stock have been and continue to be subject to significant transfer restrictions. Because of these transfer restrictions, there were no independent sales of Class A shares during the period displayed in the graph. Prior to the Reorganization, sales of shares of Class A common stock of CME could only be made as part of a bundle with shares of a class of CME Class B common stock. After the Reorganization, sales of shares of Class A common stock of CME Holdings could only be made as part of a bundle with shares of a class of CME Holdings Class B common stock and associated membership interests in CME. For purposes of the graph, the value of the Class A common stock was calculated based on the weighted average of an imputed per share value of the Class A shares included in bundled sales of each class of Class B common stock. To arrive at the imputed per share value of Class A shares included in a bundled sale, the sales price of a Class B bundle was compared to the most recent sales price of a Class B share of that same class that was sold without the associated Class A shares. A per share value for the Class A shares included in the Class B bundle was then derived by dividing the difference between the two sales prices by the number of Class A shares included in the Class B bundle. These imputed per share values were then weighted based on the aggregate number of shares of Class A common stock associated with each class of Class B common stock. Due to the absence of an established public trading market, and the limited number and disparity of sales made for Class B shares in the time period shown, these imputed values may not reflect the actual price that would have been paid for shares of Class A common stock in an active or established trading market independent of the Class B shares and associated CME membership interests or otherwise and should not be relied upon when determining the value of a shareholder's investment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is an executive officer or employee of CME Holdings or CME. With the exception of Mr. McNulty, none of our executive officers serves as a current member of our Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee.

CERTAIN BUSINESS RELATIONSHIPS

        UBS Warburg LLC has provided financial advisory services to us. Prior to becoming President and Chief Executive Officer of CME, Mr. McNulty was an executive at Warburg Dillon Read, predecessor of UBS Warburg LLC.

        Several of our directors serve as officers or directors of clearing member firms. These clearing member firms pay substantial fees to our clearing house in connection with services we provide. We believe that the services provided to these clearing firms are on terms no more favorable to those firms than terms given to unaffiliated persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received and on written representations from certain reporting persons that no other reports were required during the fiscal year 2001, all of our officers, directors and greater than 10% beneficial owners complied with their Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        Proposals that shareholders wish to include in our proxy material for presentation at our annual meeting in April 2003 must be received by our Corporate Secretary by November 12, 2002. Those proposals should be sent to Ms. Ann M. Cresce, Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the Securities and Exchange Commission in order to be eligible for inclusion in our proxy material for our 2003 annual meeting.

        Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an annual meeting. Generally, notice of a proposal to be brought before the 2003 annual meeting must be received by our Corporate Secretary not earlier than December 18, 2002 and not later than January 17, 2003. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

  •
  a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

  •
  the name and address, as they appear on our records, of the shareholder making the proposal;

  •
  the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

  •
  any material interest of the shareholder in the proposal.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

        Securities and Exchange Commission rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2001 (not including documents incorporated by reference), are available without charge to shareholders upon written request to Ms. Ann M. Cresce, Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

PROXY SOLICITATION

        We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their principals, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials.

                      By order of the Board of Directors,

                      Ann M. Cresce
                      Corporate Secretary

Dated: March 12, 2002

EXHIBIT A

PROPOSED CHARTER AMENDMENT

        Article V shall be amended in its entirety to provide as follows:

          "(A) The board of directors of the corporation shall consist of 20 members, including 14 Equity Directors, three Class B-1 Directors, two Class B-2 Directors and one Class B-3 Director. The board of directors of the corporation shall be divided into two classes, designated Class I and Class II. The Class I directors shall consist of seven Equity Directors, two Class B-1 Directors and one Class B-2 Director (the "Class I Directors"). The Class I Directors shall initially be those directors elected at the Annual Meeting of Shareholders of the Corporation held in April 2002. The terms of the initial Class I Directors shall expire at the Annual Meeting of Shareholders of the Corporation to be held in April 2004. The terms of the remaining seven Equity Directors, one Class B-1 Director, one Class B-2 Director and one Class B-3 Director shall expire at the Annual Meeting of Shareholders of the Corporation to be held in April 2003 (the "2003 Annual Meeting").

          (B) At the 2003 Annual Meeting, when the terms of the non-Class I Directors expire, the Class II Directors shall be elected as follows: seven Equity Directors, one Class B-1 Director, one Class B-2 Director and one Class B-3 Director (the "Class II Directors"). The terms of the initial Class II Directors shall expire at the Annual Meeting of Shareholders of the Corporation to be held in April 2005.

          (C) At each succeeding annual meeting of shareholders, beginning in 2004, successors to the class of directors whose terms expire at that annual meeting shall be elected for a two-year term, and until their successors are duly elected and qualified and have accepted office, subject to death, resignation or removal from office. Any vacancy occurring in a directorship may be filled by the board of directors and any director filling such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, a Class B-2 Director or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

          (D) No person shall be eligible for election as a Class B-1 Director, a Class B-2 Director or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.

          (E) Any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to elect such person as a director."

A-1

EXHIBIT B

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. Purpose

        The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Chicago Mercantile Exchange Holdings Inc. ("CME Holdings"). The primary purpose of the Committee is to provide independent and objective oversight of the financial statement and financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of CME Holdings' financial statements. In doing so, it is an objective of the Committee to provide an open avenue of communication between the Board, management, internal auditors and the independent accountants.

II. Membership & Organization

  •
  The Audit Committee and its Chairperson shall be appointed by the Board annually at its organizational meeting.

  •
  The Committee shall consist of no fewer than three directors that meet the independence and experience requirements of the New York Stock Exchange listed company rules.

  •
  It is the responsibility of the Committee Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

  •
  In the event a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairperson, and in the case where the Committee Chairperson faces a potential or actual conflict of interest, the Committee Chairperson shall advise the Chairperson of the Board. In the event that the Committee Chairperson, or the Chairperson of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III. Committee Meetings, Tasks and Authority

  General

  •
  The Committee shall meet at least four times annually, keep minutes of its proceedings, report as necessary or desirable to the Board and meet with the independent accountants, director of internal audit and management in separate sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

  •
  The Committee shall perform its responsibilities in accordance with applicable regulatory requirements.

  •
  The independent public accountants shall be accountable to the Board and the Committee as representatives of the shareholders of CME Holdings. The Board, acting upon the recommendation of the Committee, shall have the authority and responsibility to select, evaluate, and as appropriate, replace the independent public accountants.

  Financial Reporting and Control Review Activities

  •
  The Committee shall review and discuss with the independent public accountants and management:

  •
  the Corporation's audited financial statements;

  •
  significant accounting policies, audit conclusions regarding significant accounting estimates, audit adjustments, disagreements between the independent public accountants and management and any other matters required to be brought forth by AICPA Statement of Auditing Standards No. 61 or under generally accepted auditing standards;

  •
  assessments of the adequacy of internal controls, including any identified material weaknesses and reportable conditions in internal controls over financial reporting and the identification of instances of management override or compromise of the internal control system;

  •
  reports issued with respect to the annual financial statements, internal control structure and procedures for financial reporting, and compliance with certain specified laws and regulations and the basis for such reports; and

  •
  the Quarterly Report on Form 10-Q prior to its filing and the results of the quarterly review.

  •
  The Committee shall determine whether to recommend to the Board that the audited financial statements be included in CME Holdings' Annual Report on Form 10-K and the annual report to shareholders.

  •
  The Committee shall meet annually with the general counsel of the Corporation, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements.

  Other Review Activities

  •
  The Committee shall secure from and discuss with the independent public accountants the written disclosure and letter required by the AICPA Independence Standards Board Standard No.1, including any disclosed relationships or services that may impact the independent public accountants' objectivity and independence, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent public accountants.

  •
  The Committee shall review with the independent public accountants the scope of the annual financial statement audit, the estimated fees and such other matters pertaining to such audit as the Committee may deem appropriate.

  •
  The Committee shall review such other matters as the Committee deems appropriate.

IV. Reporting Activities

  •
  The Committee Chairperson shall make reports to the Board as necessary or desirable.

  •
  The Committee shall prepare a report for inclusion in CME Holdings' proxy statement setting forth the basis for the Committee's recommendation to the Board with respect to inclusion of the audited financial statements in the Annual Report on Form 10-K and annual report to shareholders.

  •
  The Committee shall reassess the adequacy of this Charter on an annual basis and submit any recommended changes to the full Board for approval.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. CME Holdings' independent public accountants are responsible for auditing those financial statements. The members of the Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including matters regarding auditor independence. Members of the Committee may rely, without independent verification, on the information provided to them and on the representations made by management and the independent public accountants.

PROXY VOTING CARD FOR CLASS A COMMON SHARES	Please mark your votes as indicated in this example	/X/

Directors recommend a vote FOR the following proposals:

		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Nominated for election to the Board. Seven will be elected to a two-year term: 01 Timothy R. Brennan, 02 Martin J. Gepsman, 03 Scott Gordon, 04 Leo Melamed, 05 John D. Newhouse, 06 Myron S. Scholes, 07 William R. Shepard	/ /	/ /	2.	Proposal to amend Chicago Mercantile Exchange Holdings Inc.'s Amended and Restated Certificate of Incorporation to increase the size of the Board of Directors to allow for one additional Equity Director and to enable the Board to appoint Mr. McNulty, our President & CEO, to fill the newly-created directorship.	/ /	/ /	/ /
						FOR	AGAINST	ABSTAIN
				3.	Ratification of Arthur Andersen LLP as auditors for 2002	/ /	/ /	/ /
	WITHHOLD FOR (write name of nominee(s) in space provided below)				I PLAN TO ATTEND THE MEETING	/ /
Signature	Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 4 p.m. Eastern Time, Tuesday, April 16

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cme		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date all your proxy cards and mail in the enclosed postage-paid envelope by April 11 OR hand-deliver prior to the Meeting to Shareholder Relations/Membership Services located in the CME building.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PLEASE VOTE EACH PROXY CARD YOU RECEIVE

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the
Board of Directors of
Chicago Mercantile Exchange Holdings Inc. for the
Annual Meeting of Shareholders on April 17, 2002

        The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class A common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 17, 2002, at 4:00 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

^ FOLD AND DETACH HERE ^

You can now access your Chicago Mercantile Exchange Holdings Inc. account online.

Access your Chicago Mercantile Exchange Holdings, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Chicago Mercantile Exchange Holdings Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Book-Entry Information
• Payment History
• Address Change

For Technical Assistance Call 1-877-978-7778 between
9a.m. and 7p.m. Eastern Time Monday-Friday

PROXY VOTING CARD FOR CLASS B-1 SHARES (CME)	Please mark your votes as indicated in this example	/X/

Directors recommend a vote FOR the following proposal.
1.	Nominated for election to the Board.	FOR / /	WITHHOLD / /	3.	Select FIVE of the following B-1 shareholders to be elected to a one-year term to the 2003 B-1 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	Seven will be elected to a two-year term:					FOR	ABSTAIN			FOR	ABSTAIN
	01 Timothy R. Brennan, 02 Martin J. Gepsman, 03 Scott Gordon, 04 Leo Melamed, 05 John D. Newhouse, 06 Myron S. Scholes, 07 William R. Shepard			01 02 03 04 05	Jeffrey R. Carter Larry S. Fields John C. Garrity Joseph H. Gibbons Donald A. Huizinga	/ / / / / / / / / /	/ / / / / / / / / /	06 07 08 09 10	Lonnie Klein William F. Kulp John J. McGuire Steven R. Prosniewski Irwin Rosen	/ / / / / / / / / /	/ / / / / / / / / /
WITHHOLD FOR (write name of nominee(s) in space provided below)

2.	Select TWO of the following B-1 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS TWO (2) FOR votes.							Directors recommend a vote FOR the following proposal.
		FOR	ABSTAIN			FOR	ABSTAIN			FOR	AGAINST	ABSTAIN
01 02	Leslie Henner Burns Robert L. 'Buck' Haworth	/ / / /	/ / / /	03 04 05	Bruce F. Johnson Howard J. Siegel Jeffrey L. Silverman	/ / / / / /	/ / / / / /	4.	Proposal to amend Chicago Mercantile Exchange Holdings Inc.'s Amended and Restated Certificate of Incorporation to increase the size of the Board of Directors to allow for one additional Equity Director and to enable the Board to appoint Mr. McNulty, our President & CEO, to fill the newly-created directorship.	/ /	/ /	/ /
Directors recommend a vote FOR the following proposal.
										FOR	AGAINST	ABSTAIN
								5.	Ratification of Arthur Andersen LLP as auditors for 2002	/ /	/ /	/ /
								I PLAN TO ATTEND THE MEETING		/ /
Signature	Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 4 p.m. Eastern Time, Tuesday, April 16

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cme		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date all your proxy cards and mail in the enclosed postage-paid envelope by April 11 OR hand-deliver prior to the Meeting to Shareholder Relations/Membership Services located in the CME building.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PLEASE VOTE EACH PROXY CARD YOU RECEIVE

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the
Board of Directors of
Chicago Mercantile Exchange Holdings Inc. for the
Annual Meeting of Shareholders on April 17, 2002

        The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 17, 2002, at 4:00 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

^ FOLD AND DETACH HERE ^

You can now access your Chicago Mercantile Exchange Holdings Inc. account online.

Access your Chicago Mercantile Exchange Holdings, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Chicago Mercantile Exchange Holdings Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Book-Entry Information
• Payment History
• Address Change

For Technical Assistance Call 1-877-978-7778 between
9a.m. and 7p.m. Eastern Time Monday-Friday

PROXY VOTING CARD FOR CLASS B-2 SHARES (IMM)	Please mark your votes as indicated in this example	/X/

Directors recommend a vote FOR the following proposal.
1.	Nominated for election to the Board.	FOR / /	WITHHOLD / /	3.	Select FIVE of the following B-2 shareholders to be elected to a one-year term to the 2003 B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	Seven will be elected to a two-year term:					FOR	ABSTAIN			FOR	ABSTAIN
	01 Timothy R. Brennan, 02 Martin J. Gepsman, 03 Scott Gordon, 04 Leo Melamed, 05 John D. Newhouse, 06 Myron S. Scholes, 07 William R. Shepard			01 02 03 04 05	Samuel T. Bailey John W. Goldsberry Neal C. Pagano Ronald M. Pankau Steven D. Peake	/ / / / / / / / / /	/ / / / / / / / / /	06 07 08 09 10	Ronald D. Sippel Scott A. Szykowny Stuart A. Unger Michael J. Walsh Barry D. Ward	/ / / / / / / / / /	/ / / / / / / / / /
WITHHOLD FOR (write name of nominee(s) in space provided below)

2.	Select ONE of the following B-2 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.			Directors recommend a vote FOR the following proposal.
		FOR	ABSTAIN			FOR	AGAINST	ABSTAIN
01 02	Patrick B. Lynch Patrick J. Mulchrone	/ / / /	/ / / /	4.	Proposal to amend Chicago Mercantile Exchange Holdings Inc.'s Amended and Restated Certificate of Incorporation to increase the size of the Board to allow for one additional Equity Director and to enable the Board to appoint Mr. McNulty, our President & CEO, to fill the newly-created directorship.	/ /	/ /	/ /
Directors recommend a vote FORthe following proposal.
						FOR	AGAINST	ABSTAIN
				5.	Ratification of Arthur Andersen LLP as auditors for 2002	/ /	/ /	/ /
				I PLAN TO ATTEND THE MEETING		/ /
Signature	Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 4 p.m. Eastern Time, Tuesday, April 16

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cme		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date all your proxy cards and mail in the enclosed postage-paid envelope by April 11 OR hand-deliver prior to the Meeting to Shareholder Relations/Membership Services located in the CME building.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PLEASE VOTE EACH PROXY CARD YOU RECEIVE

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the
Board of Directors of
Chicago Mercantile Exchange Holdings Inc. for the
Annual Meeting of Shareholders on April 17, 2002

        The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 17, 2002, at 4:00 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

^ FOLD AND DETACH HERE ^

You can now access your Chicago Mercantile Exchange Holdings Inc. account online.

Access your Chicago Mercantile Exchange Holdings, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Chicago Mercantile Exchange Holdings Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Book-Entry Information
• Payment History
• Address Change

For Technical Assistance Call 1-877-978-7778 between
9a.m. and 7p.m. Eastern Time Monday-Friday

PROXY VOTING CARD FOR CLASS B-3 SHARES (IOM)	Please mark your votes as indicated in this example	/X/

Directors recommend a vote FOR the following proposal.
1.	Nominated for election to the Board.	FOR / /	WITHHOLD / /	2.	Select FIVE of the following B-3 shareholders to be elected to a one-year term to the 2003 B-3 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	Seven will be elected to a two-year term:					FOR	ABSTAIN			FOR	ABSTAIN
	01 Timothy R. Brennan, 02 Martin J. Gepsman, 03 Scott Gordon, 04 Leo Melamed, 05 John D. Newhouse, 06 Myron S. Scholes, 07 William R. Shepard			01 02 03 04 05	J. Kenny Carlin David M. Duckler Joel P. Glickman Mark O. Hinken Dro Y. Kholamian	/ / / / / / / / / /	/ / / / / / / / / /	06 07 08 09 10	Brian M. Konlon George J. Malfas Ronald S. Stephani Peter D. Theodore Brian M. Young	/ / / / / / / / / /	/ / / / / / / / / /
WITHHOLD FOR (write name of nominee(s) in space provided below)

Directors recommend a vote FOR the following proposal.
		FOR	AGAINST	ABSTAIN
3.	Proposal to amend Chicago Mercantile Exchange Holdings Inc.'s Amended and Restated Certificate of Incorporation to increase the size of the Board to allow for one additional Equity Director and to enable the Board to appoint Mr. McNulty, our President & CEO, to fill the newly-created directorship.	/ /	/ /	/ /
Directors recommend a vote FOR the following proposal.
		FOR	AGAINST	ABSTAIN
4.	Ratification of Arthur Andersen LLP as auditors for 2002	/ /	/ /	/ /
I PLAN TO ATTEND THE MEETING		/ /
Signature	Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 4 p.m. Eastern Time, Tuesday, April 16

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cme		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date all your proxy cards and mail in the enclosed postage-paid envelope by April 11 OR hand-deliver prior to the Meeting to Shareholder Relations/Membership Services located in the CME building.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PLEASE VOTE EACH PROXY CARD YOU RECEIVE

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the
Board of Directors of
Chicago Mercantile Exchange Holdings Inc. for the
Annual Meeting of Shareholders on April 17, 2002

        The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 17, 2002, at 4:00 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

^ FOLD AND DETACH HERE ^

You can now access your Chicago Mercantile Exchange Holdings Inc. account online.

Access your Chicago Mercantile Exchange Holdings, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Chicago Mercantile Exchange Holdings Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Book-Entry Information
• Payment History
• Address Change

For Technical Assistance Call 1-877-978-7778 between
9a.m. and 7p.m. Eastern Time Monday-Friday

PROXY VOTING CARD FOR CLASS B-4 SHARES (GEM)	Please mark your votes as indicated in this example	/X/

Directors recommend a vote FOR the following proposals.

		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Nominated for election to the Board. Seven will be elected to a two-year term: 01 Timothy R. Brennan, 02 Martin J. Gepsman, 03 Scott Gordon, 04 Leo Melamed, 05 John D. Newhouse, 06 Myron S. Scholes, 07 William R. Shepard	/ /	/ /	2.	Proposal to amend Chicago Mercantile Exchange Holdings Inc.'s Amended and Restated Certificate of Incorporation to increase the size of the Board of Directors to allow for one additional Equity Director and to enable the Board to appoint Mr. McNulty, our President & CEO, to fill the newly-created directorship.	/ /	/ /	/ /
						FOR	AGAINST	ABSTAIN
				3.	Ratification of Arthur Andersen LLP as auditors for 2002	/ /	/ /	/ /
	WITHHOLD FOR (write name of nominee(s) in space provided below)				I PLAN TO ATTEND THE MEETING	/ /

Signature                                                                                                                                Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 4 p.m. Eastern Time, Wednesday, April 16

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cme		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date all your proxy cards and mail in the enclosed postage-paid envelope by April 11 OR hand-deliver prior to the Meeting to Shareholder Relations/Membership Services located in the CME building.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PLEASE VOTE EACH PROXY CARD YOU RECEIVE

CHICAGO MERCANTILE EXCHANGE INC.
30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the
Board of Directors of
Chicago Mercantile Exchange Holdings Inc. for the
Annual Meeting of Shareholders on April 17, 2002

        The undersigned appoints Scott Gordon and Terrence A. Duffy, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 17, 2002, at 4:00 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

^ FOLD AND DETACH HERE ^

You can now access your Chicago Mercantile Exchange Holdings Inc. account online.

Access your Chicago Mercantile Exchange Holdings, Inc. shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, transfer agent for Chicago Mercantile Exchange Holdings Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Book-Entry Information
• Payment History
• Address Change

For Technical Assistance Call 1-877-978-7778 between
9a.m. and 7p.m. Eastern Time Monday-Friday

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
Nominees for Equity Directors (Class A and Class B Shares Voting Together)
Nominees for Class B-1 Directors (Class B-1 Shares Only)
Nominees for Class B-2 Director (Class B-2 Shares Only)
Members of the Board Not Standing for Election This Year
MEETINGS OF THE BOARD AND BOARD COMMITTEES
DIRECTORS' COMPENSATION AND BENEFITS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership Table
PROPOSAL 2 ELECTION OF NOMINATING COMMITTEES
Nominees for Class B-1 Nominating Committee (Class B-1 Shares Only)
Nominees for Class B-2 Nominating Committee (Class B-2 Shares Only)
Nominees for Class B-3 Nominating Committee (Class B-3 Shares Only)
PROPOSAL 3 APPROVAL OF CHARTER AMENDMENT
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Year-end Option Values(1)
COMPENSATION COMMITTEE REPORT
PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN BUSINESS RELATIONSHIPS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS
PROXY SOLICITATION
PROPOSED CHARTER AMENDMENT
CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER